UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Semi-Annual Report

December 31, 2013

1-855-BUY-GNKO

www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 20, 2014

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We are pleased by the performance of the Ginkgo Multi-Strategy Fund, which launched on September 2, 2011. As we look at conditions heading into 2014, we feel even more optimistic.

We have been able to make good use of our moderate approach to investing throughout the last year as we have combatted market volatility due to the economic environment, political turmoil, and challenges in international countries. Our unique ability to move to cash positions has served us well this past year as we have monitored continuing market instability.

We invested a large portion of assets into the Dividend Strategy, and this has been beneficial to the portfolio since we launched the mutual fund. We also utilized the Value Strategy, in which we target specific stocks that are especially low-priced based on fundamental analysis. We select stocks whose prices have been beaten down by the markets in recent periods, when we strongly believe that they cannot go much lower. In fact, these stocks have a lot of upside potential as the market realizes that they were priced too low.

We also have increased our use of the Momentum Strategy, which takes advantage of stocks that have had periods of a rising price trend. Using technical analysis and in-depth research, we have selected stocks we believe have the “wind at their backs”, and will continue to rise and outperform in the near future. This strategy has resulted in a few big winners during the last several quarters as the market continued to rise. We also have had positions in various Exchange Traded Funds (ETFs) to take advantage of strategic opportunities as they arose. Additionally, we have used short-term tactical trading strategies to profit on unique opportunities when conditions warrant that type of position. We will at times utilize options for short-term investment opportunities.

During the last year we have had varying levels of cash positions, which is an ability that is relatively rare. Unlike typical mutual funds that must remain at least 85% invested at all times, we have the ability to change our allocation in attempting to avoid investing in declining assets. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when the market conditions warrant such action. We are anticipating future growth in equities, but we are always keeping an eye on Europe, China, Wall Street and the political and economic landscape.

T: 855-289-4656 | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

1

The Fund has continued to move up along with the equity markets and participated in the rally throughout all of 2013. This is to be expected as the Fund was nearly fully invested throughout the majority of this period. This has been very beneficial as the markets have been rising during 2013. The third quarter was more challenging to navigate than the first half of 2013. The Fund had a majority of assets invested during July and early August. In mid-August the Fund took a very strong defensive position, which continued for the rest of that month. Early in September, when the markets began to show signs of a rebound, the Adviser acted quickly to move back into equities, to take advantage of the rising market conditions. The Fund was near fully invested at the end of the quarter. One significant change in the allocation of the portfolio was that the Adviser chose to realize gains and exit significant positions in the financials. There were significant realized gains in: JP Morgan, Bank of America, Wells Fargo, American International Group, Visa, and Financials ETFs. The Fund now has a lower exposure to the financial sector than in recent quarters, and a higher exposure to the healthcare and biotechnology sectors.

The Fund was invested mostly in equities throughout the majority of fourth quarter as well. The Fund had up to a 10% cash cushion on a few brief occasions, while remaining fully invested the rest of the fourth quarter. Early in the quarter the Adviser continued to exit financials and shift its allocation toward healthcare and biotechnology sectors, which have outperformed throughout 2013. During the quarter the Adviser also exited positions that had underperformed and reinvested proceeds into positions with more momentum. The Fund continues to remain rather heavily invested at the end of 2013, as the Adviser intends to take advantage of a rising market while the conditions remain positive. However the Adviser is prepared for the possibility of changing its allocation in the event of a downturn in the market.

The Fund has achieved an A rating for total return based on its performance for the one-year period ending December 31, 2013, according to Lipper. The Fund outperformed 80% of its competition within the 448-fund strong Lipper Global Flexible Portfolio category. Additionally, the Ginkgo Multi-Strategy Fund finished in the 21st percentile for total return within its Morningstar mutual fund category, outperforming 79% of the 244 funds in the Tactical Allocation category for the one year period ending December 31, 2013.

The Adviser has been and will continue to reposition the Fund’s assets to best take advantage of the market conditions. The Adviser is optimistic about the calendar year 2014, but also expects to see some sort of a correction during the year. The Adviser feels that it is very important to monitor the market’s technicals and fundamentals very closely, given that the equity markets are continuing to make new all-time highs.

T: 855-289-4656 | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

2

The Adviser plans to remain mostly invested into equities, until there is evidence that encourages that allocation to change. While the Fund’s portfolio is currently heavily invested in equities, the Adviser is constantly looking toward avoiding a significant stock market downturn, which the Adviser expects is likely to occur within the next few years. The Adviser continues to believe that the Fund needs to be able to avoid significant drawdowns. The Adviser will continue to be aggressive in making profits for the Fund while the market continues to rise. However when our analysis shows that the market is due for a correction, the Advisor will reallocate assets, to attempt to avoid experiencing the full decline of the expected market correction. The Adviser feels that the Fund is well positioned to gain from a continued market rally, but is also ready to be reallocated to protect the Fund from any significant drawdowns.

Christina V. Winch, CFP®

Chief Executive Officer

0659-NLD-2/18/2014

T: 855-289-4656 | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

3

GINKGO MULTI-STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the six months ended December 31, 2013, as compared to its benchmarks:

	Six Month	One Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	7.56%	16.10%	9.18%
Dow Jones Moderate Portfolio Index ***	9.86%	14.45%	11.68%
S&P 500 Total Return Index ****	16.31%	32.39%	24.23%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 28, 2013 is 1.93% for the Investor Class. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Exchange Traded Funds - Equity	38.4%
Insurance	8.8%
Oil & Gas	7.0%
Internet	6.9%
Computers	6.7%
Telecommunications	4.3%
Pharmaceuticals	4.0%
Diversified Financial Services	3.8%
Packaging & Containers	2.6%
Semiconductors	2.4%
Other, Cash & Cash Equivalents	15.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Value
	COMMON STOCKS - 60.4%
	BIOTECHNOLOGY - 1.0%
2,520	Celgene Corp. *	$425,779

	COAL - 2.2%
18,676	Peabody Energy Corp.	364,742
33,028	Walter Energy, Inc.	549,256
		913,998
	COMPUTERS - 6.7%
4,000	Apple, Inc.	2,244,440
8,530	Seagate Technology PLC	479,045
		2,723,485
	COSMETICS/PERSONAL CARE - 1.9%
9,630	The Proctor & Gamble Co.	783,978

	DISTRIBUTION/WHOLESALE - 2.0%
8,630	Fastenal Co.	410,011
1,585	WW Grainger, Inc.	404,841
		814,852
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
5,300	American Express Co.	480,869
9,350	Ameriprise Financial, Inc.	1,075,718
		1,556,587
	FOREST PAPER & PRODUCTS - 1.6%
13,260	International Paper Co.	650,138

	INSURANCE - 8.8%
20	Berkshire Hathaway, Inc. - Cl. A *	3,558,000

	INTERNET - 6.9%
1,340	Amazon.com, Inc. *	534,379
1,285	Baidu, Inc. *	228,576
500	Google, Inc. - Cl. A *	560,355
2,935	Netflix, Inc. *	1,080,579
4,680	SINA Corp. *	394,290
200	Twitter, Inc. *	12,730
		2,810,909
	MEDIA - 1.1%
6,000	The Walt Disney Co.	458,400

	MINING - 1.3
39,000	Alcoa, Inc.	414,570

	MISCELLANEOUS MANUFACTURING - 1.3%
3,750	3M Co.	525,938

	OIL & GAS - 7.0%
11,850	Cheniere Energy, Inc. *	510,972
4,850	Chevron Corp.	605,814
8,750	Exxon Mobil Corp.	885,500
16,740	Patterson-UTI Energy, Inc.	423,857
66,980	Pengrowth Energy Corp.	415,276
		2,841,419

See accompanying notes to financial statements.

5

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Shares		Value
	PACKAGING & CONTAINERS - 2.6%
18,290	Owens-Illionois, Inc. *	$654,416
3,760	Rock-Tenn Co.	394,838
		1,049,254
	PHARMACEUTICAL - 4.0%
6,615	Jazz Pharmaceuticals PLC *	837,194
4,460	Johnson & Johnson	408,491
13,050	Pfizer, Inc.	399,721
		1,645,406
	RETAIL - 1.5%
1,650	Costco Wholesale Corp.	196,366
5,500	Starbucks Corp.	431,145
		627,511
	SEMICONDUCTORS - 2.4%
111,700	Advanced Micro Devices, Inc. *	432,279
24,100	Micron Technology, Inc. *	524,416
		956,695
	TELECOMMUNICATIONS - 4.3%
26,900	AT&T, Inc.	945,804
16,580	Verizon Communications, Inc.	814,741
		1,760,545

	TOTAL COMMON STOCKS (Cost - $20,232,633)	24,517,464

	EXCHANGE TRADED FUNDS - 39.3%
	COMMODITY FUND - 0.9%
18,425	United States Natural Gas Fund LP *	381,213

	EQUITY - 38.4%
13,800	Energy Select Sector SPDR Fund	1,221,438
7,950	Health Care Select Sector SPDR Fund	440,748
7,919	Industrial Select Sector SPDR Fund	413,847
25,175	iShares China Large-Cap ETF	965,461
23,100	iShares MSCI Emerging Markets ETF	964,887
10,970	iShares Nasdaq Biotechnology ETF	2,490,848
3,117	iShares Transportation Average ETF	411,132
12,835	Market Vectors Oil Service ETF	616,979
27,730	Materials Select Sector SPDR Fund	1,281,681
14,840	Powershares QQQ Trust Series 1	1,305,326
8,990	SPDR S&P Oil & Gas Exploration & Production ETF	616,085
21,700	Vanguard Health Care ETF	2,194,521
29,300	Vanguard Mid-Cap Growth ETF	2,644,325
		15,567,278

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,893,921)	15,948,491

	PREFERRED STOCKS - 0.3%
	BANKS - 0.3%
5,000	Associated Banc-Corp., 8.00%	137,800
	TOTAL PREFERRED STOCKS (Cost - $125,500)

See accompanying notes to financial statements.

6

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Contracts		Value
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.0%
600	iPath S&P 500 VIX Short-Term Futures ETN	$1,800
	Expiration January 2014, Exercise Price $25
	TOTAL CALL OPTIONS PURCHASED (Cost - $106,000)
Shares
	SHORT-TERM INVESTMENTS - 1.9%
	MONEY MARKET FUND - 1.9%
769,626	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.03% **	769,626
	TOTAL SHORT-TERM INVESTMENTS (Cost - $769,626)

	TOTAL INVESTMENTS - 101.9% (Cost - $36,127,680)(a)	$41,375,181
	LIABILITIES LESS OTHER ASSETS - (1.9) %	(780,844)
	NET ASSETS - 100.0%	$40,594,337

*	Non-income producing securities.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes $36,314,933 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,398,369
Unrealized depreciation:	(338,121)
Net unrealized appreciation:	$5,060,248

See accompanying notes to financial statements.

7

GINKGO MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2013

ASSETS
Investment securities:
At cost	$36,127,680
At value	$41,375,181
Receivable for securities sold	1,317,396
Dividends and interest receivable	14,682
Receivable for Fund shares sold	350
Prepaid expenses and other assets	1,076
TOTAL ASSETS	42,708,685

LIABILITIES
Due to custodian	827,414
Payable for investments purchased	1,224,756
Investment advisory fees payable	35,331
Distribution (12b-1) fees payable	14,132
Fees payable to other affiliates	1,267
Accrued expenses and other liabilities	11,448
TOTAL LIABILITIES	2,114,348
NET ASSETS	$40,594,337

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$35,725,636
Undistributed net investment loss	(35,523)
Accumulated net realized loss from investments and foreign currency transactions	(343,280)
Net unrealized appreciation of investments and foreign currency translations	5,247,504
NET ASSETS	$40,594,337

NET ASSET VALUE PER SHARE:
Net Assets	$40,594,337
Shares of beneficial interest outstanding	3,517,659
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.54

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

8

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2013

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $2,174)	$329,256
Interest	6,441
TOTAL INVESTMENT INCOME	335,697

EXPENSES
Investment advisory fees	198,739
Distribution (12b-1) fees:	79,496
Administrative services fees	22,685
Accounting services fees	15,065
Professional fees	12,631
Transfer agent fees	11,594
Compliance officer fees	7,062
Printing and postage expenses	5,042
Registration fees	5,042
Custodian fees	3,781
Trustees fees and expenses	3,781
Insurance expense	1,260
Other expenses	5,042
TOTAL EXPENSES	371,220

NET INVESTMENT LOSS	(35,523)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments	(31,866)
Net realized loss on foreign currency transactions	(103)
Net change in unrealized appreciation (depreciation) on investments	2,919,306

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,887,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,851,814

See accompanying notes to financial statements.

9

GINKGO MULTI-STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2013	Year Ended
	(Unaudited)	June 30, 2013
FROM OPERATIONS
Net investment income (loss)	$(35,523)	$289,905
Net realized gain (loss) on investments and foreign currency transactions	(31,969)	2,063,323
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,919,306	1,168,308
Net increase in net assets resulting from operations	2,851,814	3,521,536

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,569,454)	—
From net investment income	—	(314,373)
Net decrease in net assets resulting from distributions to shareholders	(1,569,454)	(314,373)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,380,611	5,147,112
Net asset value of shares issued in reinvestment of distributions	1,569,217	314,373
Payments for shares redeemed	(1,959,550)	(2,333,007)
Redemption fee proceeds	157	28
Net increase in net assets resulting from shares of beneficial interest	1,990,435	3,128,506

TOTAL INCREASE IN NET ASSETS	3,272,795	6,335,669

NET ASSETS
Beginning of Period	37,321,542	30,985,873
End of Period*	$40,594,337	$37,321,542
* Includes undistributed net investment loss of:	$(35,523)	$—

SHARE ACTIVITY
Shares Sold	208,180	463,002
Shares Reinvested	140,611	29,264
Shares Redeemed	(171,687)	(217,204)
Net increase in shares of beneficial interest outstanding	177,104	275,062

See accompanying notes to financial statements.

10

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	For the
	Six Months Ended		For the	For the
	December 31, 2013		Year Ended	Period Ended
	(Unaudited)		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$11.17		$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.02)		0.09	0.12
Net realized and unrealized
gain on investments	0.85		1.07	0.11
Total from investment operations	0.83		1.16	0.23

Less distributions from:
Net investment income	—		(0.10)	(0.12)
Net realized gains	(0.46)		—	—
Total distributions	(0.46)		(0.10)	(0.12)

Paid-in-Capital From Redemption Fees (2)	0.00	**	0.00 **	0.00	**

Net asset value, end of period	$11.54		$11.17	$10.11

Total return (3)	7.56	% (4)	11.52%	2.28	% (4)

Net assets, at end of period (000s)	$40,594		$37,322	$30,986

Ratio of expenses to average
net assets (6)	1.87	% (5)	1.89%	2.19	% (5)
Ratio of net investment income (loss)
to average net assets (6,7)	(0.18	)% (5)	0.86%	1.46	% (5)

Portfolio Turnover Rate	304	% (4)	221%	187	% (4)

(1)	The Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

11

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2013

1.	Organization

Ginkgo Multi-Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The Fund currently offers one class of shares: Investor Class shares which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and

12

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

13

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$24,517,464	$—	$—	$24,517,464
Exchange Traded Funds	15,948,491	—	—	15,948,491
Preferred Stocks	137,800	—	—	137,800
Purchased Call Options	1,800	—	—	1,800
Short-Term Investments	769,626	—	—	769,626
Total	$41,375,181	$—	$—	$41,375,181

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

14

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open tax period ended June 30, 2012 and expected to be taken in the Fund’s tax return for the year ended June 30, 2013. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC., (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an advisory agreement with the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended December 31, 2013, the Advisor earned advisory fees of $198,739.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses until at least October 31, 2014 to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end contingent deferred loads), brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and acquired fund fees and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.40% of the daily average net assets. During the six months ended December 31, 2013, the Advisor did not waive fees or reimburse expenses.

15

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.40% of the average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.40% of the average daily net assets. If Fund Operating Expenses subsequently exceed 2.40% of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Funds may pay up to 0.40% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities. As of December 31, 2013 the board has authorized 0.25% of the average daily net assets for payment under the plan. For the six months ended December 31, 2013, the Fund incurred distribution fees of $79,496 for Investor Class shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended December 31, 2013 amounted to $63,016,884 and $56,683,104, respectively.

5.	DERIVATIVE Transactions

For the six months ended December 31, 2013, the amount of realized loss on purchased options subject to equity price risk amounted to $170,751. This figure can be found in the Statement of Operations under the line item “Net realized gain on investments”. Transactions in purchased options during the six months ended December 31, 2013 amounted to 8,535 contracts with a cost of $675,891.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2013, the Fund assessed $157 in redemption fees.

16

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$314,373	$335,711

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$936,983	$508,413	$—	$—	$2,140,945	$3,586,341

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the reclassification of Fund distributions and adjustments for grantor trusts, partnerships and return of capital distributions from C-Corporations, resulted in reclassification for the year ended June 30, 2013 as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income (Loss)	Gains (Loss)
$15,346	$(15,346)

8.	CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a Fund creates a presumption of control of s fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2013 TD Ameritrade, Inc. held 99.99% of the voting securities of the Fund for the benefit of others.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Shareholder Voting Results

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	609,702,446	7,380,704
Mark D. Gersten	609,750,246	7,332,904
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark H. Taylor	608,885,975	8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

18

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Ginkgo Multi-Strategy Fund (Advisor – Winch Advisory Services, LLC)*

In connection with the regular meeting held on June 19 and 20, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Winch Advisory Services, LLC (“Winch”) and the Trust, on behalf of Ginkgo Multi-Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Winch has been providing customized investment and financial services for more than 30 years primarily to individuals and has over $200 million of assets under management. They considered that Winch estimates it has maintained a 97% client retention rate for its individual clients since it began operations. The Trustees noted that Winch has a committed staff of researchers and system strategists focused on fundamental and technical analysis who contribute up-to-date information and assist the Fund’s portfolio manager with her investment decisions and ongoing due diligence. They further noted a new professional who specializes in research had been hired since the advisory agreement was initially approved. The Trustees considered that Winch monitors compliance using various checklists and tracking systems and, in an effort to mitigate downside risk, Winch monitors portfolio positions closely and the investment team meets daily to discuss current market trends. The Trustees acknowledged that Winch considers the Fund an important component of their overall client service, and that the firm operates much akin to a boutique shop, which gave the Trustees comfort that the firm is committed to delivering quality services to the Fund. With respect to compliance, they noted Winch reviews trades for compliance with investment guidelines, limitations and the prospectus, and it reported no material compliance or litigation issues during the past year. The Trustees concluded they are satisfied that Winch will continue to provide the same level of quality service to the Fund which will benefit the shareholders.

Performance. The Trustees reviewed the Fund’s performance noting its positive returns over the last one year (8.67%) and since inception in September 2011 (14.19%), noting the Fund had outperformed its peer group average (-5.39%) and performed in-line with the Morningstar Moderate Allocation category average (8.68%) for the one year, but underperformed the S&P 500 for the one year period (13.1%) and since inception (38.5%). The Trustees noted Winch also provided comparisons to the Barclays 1-3 Month T-Bill and Barclays U.S. Aggregate Bond Index and the Fund outperformed both over the one year and since inception period. They considered that a representative of Winch had indicated that Winch seeks to preserve assets as opposed to catching all cyclical upside gain of equities. They further considered that because investors in the Fund are Winch’s clients, protection of capital is a reasonable goal and is in line with the objective of the Fund. The Trustees discussed that, during the Fund’s launch in late 2011, the Fund was not fully invested, which was a hindrance to performance, but acknowledged the Fund is achieving moderate returns with lower risk over time. The Trustees concluded that given the relatively short time period since inception and given Winch’s relationship with its Fund investors and commitment to downside protection, the performance was reasonable.

19

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Fees and Expenses. The Trustees noted the advisory fee charged to the Fund is 1.00%, which is lower than the average advisory fee charged by the peer group (1.43%), but higher than the Morningstar category average (0.48%). They considered that each of the Fund’s investors is a client of Winch, and as such investors receive additional services in connection with their relationship with the Fund and adviser. After discussion, the Trustees concluded the advisory fees charged to the Fund are reasonable based upon the active management of the Fund’s portfolio.

Economies of Scale. The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund and Winch’s targeted audience, the absence of breakpoints was not a concern at this time. They further noted that a representative of Winch has agreed to discuss breakpoints when the Fund’s assets reach $500 million and would be open to revisit the issue periodically before then. They concluded to monitor the Fund asset levels and discuss breakpoints in the future as economies are realized.

Profitability. The Trustees reviewed the profitability analysis provided by Winch. They noted Winch realized a modest profit in terms of actual dollars and percentage of revenue. The Trustees concluded the level of profitability was reasonable.

Conclusion. Having requested and received such information from Winch as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
20

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 – 12/31/13*	Expense Ratio During the Period 7/1/13-12/31/13**
	$1,000.00	$1,083.40	$9.82	1.87%

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period 7/1/13 – 12/31/13*	Expense Ratio During the Period 7/1/13-12/31/13**
	$1,000.00	$1,015.78	$9.50	1.87%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized
21

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
22

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
23

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO

INVESTMENT ADVISOR

Winch Advisory Services, LLC

424 East Wisconsin Ave.

Appleton, WI 54911

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/13/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/13/14